UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2008

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200 Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices)(Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02     Termination of a Material Definitive Agreement

As reported under Item 5.02, in conjunction with the resignation of Mr. Lewis E. Walde as Vice President and Chief Financial Officer, the Employment Agreement between the Company and Mr. Walde will terminate on May 15, 2008.  No amounts are payable to Mr. Walde as a result of the termination of such Employment Agreement.

Item 2.02     Results of Operations and Financial Condition

On May 12, 2008, Hecla Mining Company (the “Company”) issued a news release announcing the Company’s First Quarter 2008 and three months ended March 31, 2008, financial results.  The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02     Departure, Election, or Appointment of Directors or Officers

(b)      On May 9, 2008, Mr. Lewis E. Walde notified Hecla Mining Company (the “Company”) that he was resigning as Vice President and Chief Financial Officer, effective May 15, 2008.  In connection with his departure, the Company will compensate him as part of a mutually agreed compensation package, as follows:

(i)	One-year’s salary in the amount of $183,000.

(ii)	A one-time payment of $18,000.

(iii)	Based on the Company’s Short-Term Performance Payment Plan for 2008,
in 2009, Mr. Walde will receive a pro-prated portion of the regular short-term bonus payout for 2008 payable at target.

(iv)	Based on the Company’s Long-Term Incentive Plan for the three-year period 2006-2008, Mr. Walde was credited with 1,260 performance units.
Mr. Walde will be credited with 29 months out of this 36-month plan, any payout for which will not be determined until the end of 2008. The value of each performance unit can range between $0 and $200, depending upon performance as determined by the Board of Directors.

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(v)	Based on the Company’s Long-Term Incentive Plan for the three-year period 2007-2009, Mr. Walde was credited with 1,300 performance units.
Mr. Walde will be credited with 17 months out of this 36-month plan, any payout for which will not be determined until the end of 2009. The value of each performance unit can range between $0 and $200, depending upon performance as determined by the Board of Directors.

(vi)	Mr. Walde holds a total of 51,000 vested, non-qualified stock options under the Company’s 1995 Stock Incentive Plan. Mr. Walde will be granted the right to exercise those stock options through
December 31, 2008, at which time all remaining stock options will be terminated.

Mr. Walde will also not work for any entity that is in the precious metals business, which has business activities or owns properties in eastern Washington or north Idaho for one year from the date of his resignation; provided, however, that he may request that Hecla waive this requirement.

The Company’s News Release announcing the resignation of Mr. Walde is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 (c)       As reported in the Company’s Current Report on Form 8-K, filed March 27, 2008, and incorporated herein by reference, Mr. James A. Sabala was appointed as a Senior Vice President of the Company.  Mr. James A. Sabala will succeed Mr. Walde as Chief Financial Officer effective May 15, 2008, at the Board of Director’s meeting.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	News Release, dated May 12, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 12, 2008

Hecla Mining Company

		By:	/s/ Philip C. Wolf
Philip C. Wolf
Senior Vice President

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